Exhibit (h)(1)

AMENDMENT NO. 1 DATED DECEMBER 15, 2006 TO THE PROSHARES TRUST MANAGEMENT SERVICES AGREEMENT DATED DECEMBER 15, 2005, BETWEEN PROSHARES TRUST AND

PROSHARE ADVISORS LLC

SCHEDULE A

TO THE MANAGEMENT SERVICES AGREEMENT

BETWEEN PROSHARES TRUST AND PROSHARE ADVISORS LLC

AS OF DECEMBER 15, 2006

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)(1)
Ultra S&P500 ProShares	0.10%
Ultra MidCap400 ProShares	0.10%
Ultra Dow30 ProShares	0.10%
Ultra QQQ ProShares	0.10%
Short S&P500 ProShares	0.10%
Short MidCap400 ProShares	0.10%
Short Dow30 ProShares	0.10%
Short QQQ ProShares	0.10%
UltraShort S&P500 ProShares	0.10%
UltraShort MidCap400 ProShares	0.10%
UltraShort Dow30 ProShares	0.10%
UltraShort QQQ ProShares	0.10%
Ultra Russel12000 ProShares	0.10%
Ultra S&P SmallCap600 ProShares	0.10%
Ultra Russell1000 Value ProShares	0.10%
Ultra Russell1000 Growth ProShares	0.10%
Ultra Russell MidCap Value ProShares	0.10%
Ultra Russell MidCap Growth ProShares	0.10%
Ultra Russel12000 Value ProShares	0.10%
Ultra Russel12000 Growth ProShares	0.10%
Ultra Basic Materials ProShares	0.10%
Ultra Biotechnology ProShares	0.10%
Ultra Consumer Goods ProShares	0.10%
Ultra Consumer Services ProShares	0.10%
Ultra Financials ProShares	0.10%
Ultra Health Care ProShares	0.10%
Ultra Industrials ProShares	0.10%
Ultra Oil & Gas ProShares	0.10%
Ultra Precious Metals ProShares	0.10%
Ultra Real Estate ProShares	0.10%
Ultra Semiconductors ProShares	0.10%
Ultra Technology ProShares	0.10%

[1]	All fees are computed daily and paid monthly.

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)(1)
Ultra Telecommunications ProShares	0.10%
Ultra Utilities ProShares	0.10%
Ultra Russell1000 ProShares	0.10%
Short Russel12000 ProShares	0.10%
Short S&P SmallCap600 ProShares	0.10%
Short Russell1000 Value ProShares	0.10%
Short Russelll000 Growth ProShares	0.10%
Short Russell MidCap Value ProShares	0.10%
Short Russell MidCap Growth ProShares	0.10%
Short Russell2000 Value ProShares	0.10%
Short Russell2000 Growth ProShares	0.10%
Short Basic Materials ProShares	0.10%
Short Biotechnology ProShares	0.10%
Short Consumer Goods ProShares	0.10%
Short Consumer Services ProShares	0.10%
Short Financials ProShares	0.10%
Short Health Care ProShares	0.10%
Short Industrials ProShares	0.10%
Short Oil & Gas ProShares	0.10%
Short Precious Metals ProShares	0.10%
Short Real Estate ProShares	0.10%
Short Semiconductors ProShares	0.10%
Short Technology ProShares	0.10%
Short Telecommunications ProShares	0.10%
Short Utilities ProShares	0.10%
UltraShort Russel11000 ProShares	0.10%
UltraShort Russell2000 ProShares	0.10%
UltraShort S&P SmallCap600 ProShares	0.10%
UltraShort Russell1000 Value ProShares	0.10%
UltraShort Russell1000 Growth ProShares	0.10%
UltraShort Russell MidCap Value ProShares	0.10%
UltraShort Russell MidCap Growth ProShares	0.10%
UltraShort Russell2000 Value ProShares	0.10%
UltraShort Russell2000 Growth ProShares	0.10%
UltraShort Basic Materials ProShares	0.10%
UltraShort Biotechnology ProShares	0.10%
UltraShort Consumer Goods ProShares	0.10%
UltraShort Consumer Services ProShares	0.10%
UltraShort Financials ProShares	0.10%
UltraShort Health Care ProShares	0.10%
UltraShort Industrials ProShares	0.10%
UltraShort Oil & Gas ProShares	0.10%
UltraShort Precious Metals ProShares	0.10%
UltraShort Real Estate ProShares	0.10%
UltraShort Semiconductors ProShares	0.10%
UltraShort Technology ProShares	0.10%
Ultrashort Telecommunications ProShares	0.10%

[1]	All fees are computed daily and paid monthly.

NAME OF FUND	COMPENSATION
(at Annual rate expressed as a percentage of average daily net assets of each Fund)(1)
UltraShort Utilities ProShares	0.10%
Ultrashort RusselllOOO ProShares	0.10%
Ultra Russell MidCap	0.10%
Short Russell MidCap	0.10%

PROSHARE ADVISORS LLC, a Maryland limited liability company		PROSHARES TRUST, a Delaware statutorv trust

By:	/s/ Michael Sapir	By:	/s/ Louis Mayberg
	Michael L. Sapir		Louis Mayberg
	Chief Executive Officer		President

[1]	All fees are computed daily and paid monthly.